UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 7 , 2010

Commission File Number:  000-50875

XELR8 Holdings, Inc.
(Exact name of small business issuer as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)
841575085
(IRS Employer Identification No.)

1449 Wynkoop Street, Suite 407, Denver, Colorado, 80202
(Address of principal executive offices)

303-316-8577
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 7, 2010, XELR8 Holdings, Inc. (the "Company") issued a press release announcing the consummation of a financing transaction, and the appointment of Kevin Sherman as President and Chief Executive Officer of the Company, replacing Daniel W. Rumsey, who will remain as the Chairman of the Board of Directors. A copy of the press release is attached as Exhibit 99.1. A Current Report on Form 8-K was filed on July 7, 2010, which provided details regarding the financing and Mr. Sherman's appointment.

Item 9.01 Financial Statements and Exhibits.

See Exhibit Index

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XELR8 Holdings, Inc.
Date:   July 8, 2010
By:	/s/ Daniel W. Rumsey

Name: Daniel W. Rumsey
Title: Executive Chairman

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated July 7, 2010